UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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✓	Definitive Proxy Statement	Definitive Additional Materials

Soliciting Materials Pursuant to §240.14a-12

AMBIENT CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMBIENT CORPORATION

7 WELLS AVENUE

NEWTON, MA 02459

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2010 annual meeting (the “Annual Meeting”) of the stockholders of AMBIENT CORPORATION (the “Company”) will be held at 9:30 a.m. on June 11, 2010 at 85 Wells Avenue, First Floor Auditorium, Newton, MA 02459 to

(i)

elect five directors of the Company to hold office until their respective successors shall have been duly elected and qualified;

(ii)

ratify the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as the Company’s independent public accountants for the year ending December 31, 2010; and

(iii)

transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

The Board of Directors has fixed the close of business on April 23, 2010 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. We are using the Securities and Exchange Commission (the “SEC”) rules that allow issuers to furnish proxy materials to their stockholders through the Internet. We believe these rules allow us to provide you with important information, while reducing the environmental impact of our annual meeting and lowering printing and delivery costs. On or about April 30, 2010, we will be mailing our Notice of Internet Availability of Proxy Materials to our stockholders, which contain instructions for our stockholders’ use of this new process, including how to access our 2010 Proxy Statement and 2009 Annual Report to Stockholders and how to vote online. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may receive a paper copy of the 2010 Proxy Statement and 2009 Annual Report to Stockholders.

By Order of the Board of Directors

/s/ JOHN J. JOYCE
John J. Joyce Chief Executive Officer and President

April 23, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON JUNE 11, 2010 — THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT https://www.iproxydirect.com/ABTG

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE. YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET. IF YOU RECEIVED A PAPER COPY OF THE PROXY CARD BY MAIL, YOU MAY ALSO MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

AMBIENT CORPORATION

7 WELLS AVENUE

NEWTON, MA 02459

PROXY STATEMENT

For the Annual Meeting of Stockholders

to be held on June 11, 2010

This Proxy Statement is being sent to the stockholders of Ambient Corporation, a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Company’s board of directors (the “Board of Directors” or the “Board”) for use at the 2010 annual meeting (the “Annual Meeting”) of the Company’s stockholders (the “Stockholders”) to be held at 85 Wells Avenue, First Floor Auditorium, Newton, MA 02459 on June 11, 2010 at 9:30 a.m. and any adjournment(s) thereof.

Our Board of Directors has made these proxy materials available to you on the Internet on or about April 30, 2010 at https://www.iproxydirect.com/ABTG which is the website described in the Notice of Internet Availability of Proxy Materials (the “Notice”), mailed to stockholders of record and beneficial holders. Alternatively, upon your request, printed versions of these proxy materials will be delivered to you by mail, in connection with the Board of Directors’ solicitation of proxies for use at our 2010 Annual Meeting of Stockholders. Our stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement. These proxy materials include: our proxy statement for (and notice of) the annual meeting; and our Annual Report on Form 10-K for the year ended December 31, 2009, which includes our annual audited financial statements for fiscal 2009. If you requested printed versions of these proxy materials by mail, these proxy materials also include our 2009 annual meeting proxy card or a voting information card for submitting your vote in writing to us or your broker, as the case may be.

Pursuant to rules adopted by the SEC, we have this year elected to provide stockholders with Internet access to our proxy materials. Doing so allows us to further our environmental objectives and the prudent use of resources by limiting waste generated from our annual meeting. Accordingly, we are sending the Notice to our stockholders of record and beneficial owners of our stock, and filing the Notice with the SEC, on or about April 30, 2010. In addition to our proxy materials being available for review at https://www.iproxydirect.com/ABTG, instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by contacting our Investor Relations Department at our principal executive offices in Newton, Massachusetts.

At the Annual Meeting, the Stockholders will be asked to:

(i)

elect five directors of the Company to hold office until their respective successors shall have been duly elected and qualified;

(ii)

ratify the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. (“Rotenberg”) as the Company’s independent public accountants for the year ending December 31, 2010; and

(iii)

transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

To have a valid meeting of the stockholders, a quorum of the Company’s stockholders is necessary. A quorum shall consist of a majority of the shares of the Common Stock issued and outstanding and entitled to vote on the Record Date present in person or by proxy at the annual meeting. Stockholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the meeting or by presenting a later-dated proxy. Unless so revoked, the shares represented by proxies will be voted at the meeting. The shares represented by the proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein, but if no direction is given, such shares will be voted (i) FOR the election as directors of the nominees of the Board of Directors named below; (ii) FOR the ratification of the appointment of Rotenberg as the Company’s independent public accountants for the year ending December 31, 2010; and (iii) in the discretion of the proxies named in the proxy on any other proposals to properly come before the Annual Meeting or any adjournment(s) thereof.

VOTING RIGHTS

All voting rights are vested exclusively in the holders of Common Stock. Only holders of Common Stock of record at the close of business on April 23, 2010 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, there were a total of 1,587,790,354 shares of Common Stock outstanding. Each holder of Common Stock entitled to vote at the Annual Meeting is entitled to one vote for each share held.

Stockholders representing a majority of the Common Stock issued and outstanding as of the Record Date, present in person or by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment(s) thereof. Abstentions and shares held of record by a broker for which the broker has discretionary authority or instructions to vote the shares are counted as shares that are present at the annual meeting for purposes of determining a quorum. Assuming a quorum is present at the Annual Meeting for the particular proposal to be acted on, the affirmative vote of a plurality of the shares present in person or by proxy is required for approval of Proposal No. 1 (election of directors) and the affirmative vote of a majority of the shares in person or by proxy is required for approval of Proposal No. 2 (ratification of independent public accountants). If you hold shares in a brokerage account, then:

•

With respect to Proposal No. 1 (Election of Directors), please note that brokers may no longer vote on the election of directors in the absence of specific client instructions. Shareholders who hold shares in a brokerage account are encouraged to provide voting instructions to their broker.  To vote shares held in street name at the annual meeting, you should contact your broker before the annual meeting to obtain a proxy form in your name. Abstentions may not be specified as to the election of directors, but you may withhold your vote as to any nominee.

•

With respect to Proposal No. 2 (Ratification of the Appointment of the Independent Auditor), your broker is entitled to vote your shares on these matters if no instructions are received from you. Abstentions will be counted as votes against Proposal No. 2.

Now with the multiple avenues of voting, you would typically find a description of the mechanics of how stockholders can vote (internet, telephone, fax, and mail). An example follows:

How Can I Vote Without Attending the Annual Meeting?

There are four convenient methods for registered stockholders to direct their vote by proxy without attending the Annual Meeting:

•

Vote by Internet. You can vote via the Internet. The website address for Internet voting is provided on your Notice or proxy card. You will need to use the control number appearing on your Notice or proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on Thursday, June 10, 2010. Internet voting is available 24 hours a day. If you vote via the Internet you do NOT need to vote by telephone or return a proxy card.

•

Vote by Telephone. You can also vote by telephone by calling the toll-free telephone number provided on the Internet link on your Notice or on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 P.M. Eastern Time on Thursday, June 10, 2010. Telephone voting is available 24 hours a day. If you vote by telephone you do NOT need to vote over the Internet or return a proxy card.

•

Vote by Fax. You can also vote by fax by faxing to the fax number provided on the Internet link on your Notice or on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by fax. You may transmit your voting instructions from by fax up until 11:59 P.M. Eastern Time on Thursday, June 10, 2010. Fax voting is available 24 hours a day. If you vote by fax you do NOT need to vote over the Internet or return a proxy card.

•

Vote by Mail. If you received a printed copy of the proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

As of the Record Date, Vicis Capital Master Fund held approximately 83.62% of our issued and outstanding shares of Common Stock entitled to vote at the meeting. Accordingly, shares voted by Vicis will be sufficient to carry or reject the proposals.

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN

BENEFICIAL HOLDERS

The following table sets forth certain information, as of the Record Date, concerning the ownership of the Common Stock by (a) each person who, to the Company’s knowledge, beneficially owned on that date more than 5% of the outstanding Common Stock, (b) each of the Company’s directors and the Named Executive Officers (as defined below) and (c) all current directors and executive officers of the Company as a group.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)		Percent of Common Stock (2)
John J. Joyce, Chairman, CEO, President, and Director	11,315,000	(3)	*

Ramdas Rao, Chief Technology Officer	9,507,000	(4)	*

Michael Widland, Director	4,403,334	(5)	*

D. Howard Pierce, Director	4,350,000	(6)	*

Thomas Higgins, Director	3,725,000	(7)	*

Shad Stastney, Director	––		*

Vicis Capital Master Fund	1,349,081,748	(8)	83.84%

All directors and executive officers as a group (6 persons) (9)	33,300,334		2.06%

———————

*

Indicates less than 1%.

(1)

Unless otherwise indicated, the address of each person listed is c/o Ambient Corporation, 7 Wells Avenue, Newton, Massachusetts 02459.

(2)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of Common Stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days following the Record Date are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant. Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, each person listed is believed to have sole voting and investment power with respect to all shares of Common Stock beneficially owned by such person.

(3)

Includes (i) 940,000 shares of Common Stock and (ii) 10,375,000 shares of Common Stock issuable upon the exercise of options issued under the Company’s 2000 Equity Incentive Plan (the “2000 Incentive Plan”).

(4)

Includes (i) 1,015,000 shares of Common Stock and (ii) 8,492,000 shares of Common Stock issuable upon exercise of options issued under the 2000 Incentive Plan.

(5)

Includes (i) 133,334 shares of Common Stock, (ii) 550,000 shares of Common Stock issuable upon exercise of non-plan options (iii) 3,720,000 shares of Common Stock issuable upon exercise of options issued under the 2002 Directors Plan, and (iv) Does not include 50,000 shares of Common Stock issuable upon exercise of options issued under the 2002 Directors Plan.

(6)

Includes (i) 200,000 shares of Common Stock, (ii) 500,000 shares of Common Stock issuable upon exercise of non-plan options and (iii) 3,650,000 shares of Common Stock issuable upon exercise of options issued under the 2002 Directors Plan, and (iv) Does not include 50,000 shares of Common Stock issuable upon exercise of options issued under the 2002 Directors Plan.

(7)

Includes (i) 3,725,000 shares of Common Stock issuable upon exercise of options issued under the 2002 Directors Plan and (ii) Does not include 75,000 shares of Common Stock issuable upon exercise of options issued under the 2002 Directors Plan.

(8)

Includes (i) 1,327,698,414 shares of Common Stock (ii) 21,383,334 shares of Common Stock issuable upon exercise of warrants. All securities are held directly by Vicis Capital Master Fund, for which Vicis Capital LLC acts as investment advisor. Vicis Capital LLC may be deemed to beneficially own any shares held by Vicis Capital Master Fund upon exercise of the Warrants within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, by virtue of the voting and dispositive power over such shares granted by Vicis Capital Master Fund to Vicis Capital LLC. The voting and dispositive power granted to Vicis Capital LLC by Vicis Capital Master Fund may be revoked at any time. Vicis Capital LLC disclaims beneficial ownership of any shares reported herein. Shad S. Stastney, a founder and principal of Vicis Capital LLC, together with John Succo and Sky Lucas, have voting and dispositive control of these securities. No single natural person can exercise voting or investment power with respect to the securities owed by Vicis Capital Master Fund and investment decisions with respect to these securities are made by a majority of these persons.

(9)

See Footnotes 3 through 7.

EXECUTIVE COMPENSATION

The following table sets forth all compensation for the last two fiscal year awarded to, earned by, or paid to our Chief Executive Officer and Chief Technology Officer, who were the only executive officers serving as such at the end of 2009 whose total compensation exceeded $100,000 for the year ended December 31, 2009 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Total ($)
JOHN J. JOYCE
President and Chief Executive Officer	2009	344,362	50,000	148,890	543,252
	2008	338,760	50,000		388,760

RAMDAS RAO
Chief Technology Officer	2009	241,170	50,000	148,890	440,060
	2008	213,000	50,000		263,000

———————

(1)

Amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC 718 with respect to employee stock options issued during 2009 under the Company’s 2000 Employee Stock Option plan. The assumption used to calculate the fair value of stock option grant were: expected holding period of 5.50 years, risk free interest rate of 1.44%, no dividend yield and volatility of 162.4%.  No Options were issued to executives during 2008.

The following table sets forth information concerning unexercised options for each of our executive officers named in the Summary Compensation Table that were outstanding as of December 31, 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END — DECEMBER 31, 2009

	Number of Securities Underlying Options (#)	Number of Securities Underlying Options (#)	Option Exercise Price	Option Expiration
Name	Exercisable	Unexercisable	($)	Date
John J. Joyce	1,000,000		$ 0.50	11/17/2011
	375,000		$ 0.10	9/11/2012
	1,000,000		$ 0.20	1/23/2014
	500,000		$ 0.30	5/25/2014
	500,000		$ 0.50	5/25/2014
	2,500,000		$ 0.045	11/15/2015
	4,500,000		$ 0.035	1/13/2019

Ramdas Rao	242,000		$ 0.20	12/3/2010
	1,000,000		$ 0.20	1/16/2012
	200,000		$ 0.20	9/12/2012
	800,000		$ 0.20	1/26/2014
	375,000		$ 0.20	8/12/2014
	375,000		$ 0.20	8/12/2014
	1,000,000		$ 0.045	11/15/2015
	4,500,000		$ 0.035	1/13/2009

EMPLOYMENT AGREEMENTS

We and John J. Joyce were parties to an amended and restated employment agreement dated as of July 8, 2004, pursuant to which Mr. Joyce was employed as our Chief Executive Officer. Under the agreement, Mr. Joyce was entitled to be paid an annual salary of $314,141 for 2008. We and John J. Joyce entered into an amended and restated employment agreement dated as of December 30, 2008, pursuant to which Mr. Joyce continues to be employed as our Chief Executive Officer. Under the agreement, Mr. Joyce is entitled to be paid an annual salary of $330,000 subject to the annual cost of living adjustment. By its terms, the agreement provides for an initial term ending December 31, 2010. After expiration of the initial term, the agreement will automatically renew for successive two-year terms unless terminated by us upon written notice given not less than 90 days prior to the expiration of the then-current term. The agreement also contains certain provisions for early termination, including in the event of a change in control, which may result in a severance payment equal to two years of base salary then in effect and the continuation of certain benefits.

We and Ramdas Rao were parties to an amended and restated employment agreement dated as of August 11, 2004, pursuant to which Mr. Rao was employed as our Chief Technology Officer at an annual salary of approximately $200,000. The employment agreement had an initial term of two years and renewed automatically for successive one-year terms unless either party gave notice of its election to not renew to the other at least 60 days prior to the expiration of the then-current term. We and Ramdas Rao entered into an amended and restated employment agreement dated as of June 2, 2008, pursuant to which Mr. Rao continues to be employed as our Chief Technology Officer at an annual salary of approximately $225,000, subject to review. The employment agreement had an initial term that extended through December 31, 2009, provided that the agreement is subject to renewal for successive one-year terms unless either party gives notice of its election to not renew to the other at least 60 days prior to the expiration of the then-current term. The agreement was renewed through December 31, 2010. The agreement also contains certain provisions for early termination, which may result in a severance payment equal to one year of base salary then in effect.

Each of these agreements includes certain customary confidentiality and non-compete provisions that prohibit the executive from competing with us for one year, or soliciting our employees for one year, following the termination of his employment.

COMPENSATION OF DIRECTORS

With the exception of Shad Stastney, we paid each outside director $2,500 per quarter for service on our Board of Directors in 2009, and an additional $1,500 was paid quarterly for heading the Audit Committee.

The following table summarizes data concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2009.

Name	Fees Earned or Paid ($)	Options Awards ($) (1)	Total ($)
Michael Widland	10,000	61,155	71,155

Howard D. Pierce	10,000	61,155	71,155

Thomas Michael Higgins (2)	16,000	61,155	77,155

———————

(1)

Amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC 718 with respect to stock options issued during 2009 under the Company’s 2002 Non-Employee Directors Stock Option Plan. The assumption used to calculate the fair value of stock options granted were: expected holding period of 3.5 years, risk free interest rate of 1.07%, no dividend yield and volatility of 162.4% for 2009.

(2)

Heads the Audit Committee

INFORMATION RELATING TO EXECUTIVE OFFICERS AND KEY

EMPLOYEES WHO ARE NOT DIRECTOR NOMINEES

Below is certain information relating to the sole executive officer and the sole key employee of the Company who are not also members of the Board of Directors or director nominees:

Ramdas Rao, age 44, has been the Company’s Chief Technology Officer since September 2000. From March 2000 until he joined the Company, Mr. Rao was the Chief Information Officer at Mullen, one of the larger advertising agencies in North America. From November 1995 through February 2000, he was the President and Co-Founder of Gaialinks Inc., a company engaged in the development of network management software tools and providing network analysis and consulting services for large heterogeneous, multi-vendor, multi-protocol networks and systems. From January 1990 through  November 1995, he was affiliated with Boston University where he was Associate Director (from January 1995 through November 1995) and a Network Systems Manager (from July 1990 through December 1994). Mr. Rao received a B.S. degree in Computer Engineering (cum laude) from Boston University College of Engineering in 1988.

Michael Quarella, age 55, has been Vice President of Operations since March 2005. From October 2003 until he joined the Company, Mr. Quarella was Director of Operations for Verso Technologies, formerly MCK Communications and has led a long distinguished career in start-up/development stage operations and manufacturing. Mr. Quarella has introduced risk management techniques in support of new product introduction practices to meet time-to-market, quality, and cost requirements at Ambient. Mr. Quarella is also responsible for developing and maintaining a highly responsive and dedicated Manufacturing and Development organization.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We retain the law firm of Shipman & Goodwin LLP (“S&G”), of which Mr. Michael Widland, a non-employee director, is a partner, to perform legal services from time to time. We paid S&G $88,797 and $117,316 for legal services rendered during 2009 and 2008, respectively.

Mr. Shad Stastney, a director, is the founding partner of Vicis Capital Master Fund, which holds, as of the Record Date, approximately 83.62% of our issued and outstanding stock. The shares are held directly by Vicis Capital Master Fund, for which Vicis Capital LLC acts as investment advisor. Vicis Capital LLC may be deemed to beneficially own the shares within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, by virtue of the voting and dispositive power over such shares granted by Vicis Capital Master Fund to Vicis Capital LLC. The voting and dispositive power granted to Vicis Capital LLC by Vicis Capital Master Fund may be revoked at any time. Vicis Capital LLC disclaims beneficial ownership of any shares reported herein.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, as of December 31, 2009, certain information relating to the Company’s equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance (c)
Equity compensation plan approved by security holders	54,912,000	$ 0.102	4,737,100
Equity compensation plan not approved by security holders	3,625,000(1)	$ 0.197	––
Total	58,537,000	$ 0.109	4,737,100

———————

(1)

Comprised of (i) 350,000 shares of Common Stock issuable upon the exercise of non-plan options issued in September 2006 to advisory board members and are exercisable through August 1, 2011, at a per share exercise price of $0.20, (ii) 125,000 shares of Common Stock issuable upon the exercise of non-plan options issued in August 2005 to advisory board members and are exercisable through August 1, 2015, at a per share exercise price of $0.30, (iii) 1,050,000 shares of Common Stock issuable upon the exercise of non-plan options issued in January 2005 to non-employee directors and are exercisable through January 1, 2010, at a per share exercise price of $0.20, (iv) 950,000 shares of Common Stock issuable upon the exercise of non-plan options issued in December 2001 to employees of the Company and are exercisable through December 31, 2011, at a per share exercise price of $0.20, (v) 950,000 shares of Common Stock issuable upon the exercise of non-plan options issued in December 2001 to employees of the Company and are exercisable through December 31, 2011, at a per share exercise price of $0.20, (vi) 100,000 shares of Common Stock issuable upon the exercise of non-plan options issued in February 2008 to an advisory board member and are exercisable through March 11, 2011,  at a per share exercise price of $0.10, (vii) 100,000 shares of Common Stock issuable upon the exercise of non-plan options issued in February 2008 to an advisory board member and are exercisable through March 11, 2011, at a per share exercise price of $0.06.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires officers and directors of the Company and persons who beneficially own more than ten percent (10%) of the Common Stock outstanding to file initial statements of beneficial ownership of Common Stock (Form 3) and statements of changes in beneficial ownership of Common Stock (Forms 4 or 5) with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

Based solely on review of the copies of such forms received by the Company with respect to 2009, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors and officers and persons who own more than 10% of the Common Stock have been complied with.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

INFORMATION AS TO NOMINEES FOR DIRECTOR

The persons named below have been nominated for election as directors by the Board of Directors. If elected, each nominee will hold office until the 2011 annual meeting of the stockholders and until his successor is duly elected and qualified.

It is the intention of the persons named in the proxy to vote FOR the election of the five persons named in the table below as directors of the Company, unless authority to do so is withheld. If events not now known or anticipated make any of the nominees unwilling or unable to serve, the proxy will be voted (in the discretion of the persons named therein) for other nominees not named herein in lieu of those unwilling or unable to serve. The Board is not aware of any circumstances likely to cause any nominee to become unavailable for election.

The following table sets forth the name, age, the position they hold, and the year in which they began serving as a Director of the Company for each director nominee:

Name	Age	Position	Year Became a Director
John J. Joyce	58	Chairman of the Board, CEO, Treasurer and Director	2001
Michael Widland	69	Director	2000
D. Howard Pierce	68	Director	2004
Thomas Michael Higgins	54	Director	2006
Shad Stastney	40	Director	2008

The business experience, principal occupations and employment, as well as the periods of service, of each of the Company’s directors during at least the last five years are set forth below.

JOHN J. JOYCE has been the Company’s Chairman of the Board of Directors and Chief Executive Officer since September 2001 and served as Chief Operating Officer from November 2000 through August 2001. From September 1996 to October 2000, Mr. Joyce served as Senior Vice President of ABB Financial Services Inc. and President of ABB Financial Consulting, the Americas, where he also led the global energy consulting practice within Financial Services. Mr. Joyce developed the Americas branch of ABB Financial Consulting, the financial management consultancy business of ABB Financial Services. From December 1993 to August 1996, Mr. Joyce served with The Capital Markets & Treasury Practice of Price Waterhouse LLP. Returning to the firm he had previously served for more than five years in the general audit practice, Mr. Joyce assumed the responsibilities of Manager, in which he advised corporations on a variety of business issues and strategies. Mr. Joyce was promoted to Director in June 1995. Mr. Joyce is a CPA and holds an MBA from the Stern School of Business, New York University, where he majored in Finance and International Business. Mr. Joyce brings to our Board significant experience in the energy industry a deep knowledge of our business and our customers, and contributes a perspective based on his previous career in both finance and accounting.

MICHAEL WIDLAND has served on the Board of Directors since November 2000. Mr. Widland has been actively practicing law since 1965 and is presently a partner at Shipman & Goodwin LLP of Stamford, Connecticut. Mr. Widland practices in the areas of commercial and corporate transactions, including financing. He is a former Connecticut Chairman of the Public Contract Section and Business Law Section of the American Bar Association and a member of the Association of Commercial Finance Attorneys. Mr. Widland’s academic degrees, combined with his extensive professional experience in corporate law, provides our Board with valuable resources in its work to ensure that we comply with rules and regulations applicable to us.

D. HOWARD PIERCE has served on the Board of Directors since November 2004. Until his retirement in June 2001, he served as President and CEO of ABB, Inc., the $5 billion U.S. subsidiary of global industrial, energy and automation provider ABB, Ltd. Prior to assuming leadership of ABB, Inc., Mr. Pierce served in a number of key executive positions, including President of ABB’s Steam Power Plants and Environmental Systems and President of ABB China Ltd. In addition to serving on the Ambient’s Board Mr. Pierce serves on the board of directors of Harsco Corporation, a publicly traded, New York Stock Exchange listed company, where he also serves as Chairman of the Audit and Compensation committees. Mr. Pierce¹s background and executive experience provides the Board with a business perspective and insight that is beneficial to a small cap company, especially when establishing relationships and negotiating agreements with the larger industrial companies in the utility and communication space.

THOMAS MICHAEL HIGGINS has served on the Board of Directors since September 2006. Mr. Higgins has served as the Senior Vice President for Finance and Chief Financial Officer of the College Board since June 2003. Prior to the College Board, Mr. Higgins was a partner in the New York City accounting firm of Silverman Linden Higgins LLP from February 1993 to June 2003. Previously, Mr. Higgins worked in the New Jersey offices of Coopers & Lybrand LLP from January 1992 to January 1993 and Ernst & Young LLP from 1977 to 1991. Mr. Higgins is a member of the American Institute of CPAs as well as the New Jersey and New York State Society of CPAs. Mr. Higgins’ extensive experience as a certified public accountant was instrumental in his appointment to the audit committee of our Board of Directors, and provides our board with a critical accounting perspective.

SHAD L. STASTNEY has served on the Board of Directors since June 2008. Mr. Stastney is a founding partner of Vicis Capital, LLC, the investment advisor to Vicis Capital Master Fund, a multi-strategy fund. Mr. Stastney has been managing Vicis Capital since June 2004. Prior to Vicis Capital, from July 2001 through May 2004 Mr. Stastney served in the same capacity at Victus Capital. Before Victus Capital, Mr. Stastney was a Director at Credit Suisse First Boston in New York. He received his J.D. from Yale Law School, and his B.A. from the University of North Dakota. Mr. Stastney serves on the Board of Directors of China Hydroelectric Corporation, a New York Stock Exchange listed company, where he also serves on the Compensation Committee and the New Projects Committee. Mr. Stastney also serves on the Board of Directors for Amacor Group Inc.,  Zurvita Holdings Inc., Master Silicon Carbide Industries, Inc., and China New Energy Group Co., all of which are  OTC listed companies.  Additionally, Mr. Stastney serves on the Compensation Committee for China New Energy Group Co. Mr. Stastney’s background and business experience furnish to our Board access to a greater understanding of financial and investor relations Pursuant to an agreement entered into between the Company and the Vicis Capital Maser Fund (“Vicis”), Vicis was granted the right to nominate a director to the Company’s Board of Directors. Mr. Stastney is being nominated for a directorship at the annual meeting in compliance with our contractual undertakings.

There are no family relationships between any of the above directors, and, except as described above, there is no arrangement or understanding between any of the above directors and any other person pursuant to which the director was elected to hold office.

All directors hold office until the next annual meeting of stockholders and the election and qualification of a successor.

ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

BOARD MEETINGS

The Board met formally three times during the year ended December 31, 2009. All independent directors who served during the 2009 fiscal year attended all the meetings of the Board or of the committees of the Board of which he was a member.

The Board does not have a formal policy with respect to Board members attendance at annual stockholder meetings, although it encourages directors to attend such meetings. None of the directors attended the 2009 Annual Meeting of Shareholders.

CODE OF ETHICS

The Company has adopted a Code of Ethics applicable to its senior executive officers and senior financial officers, including the principal executive officer, principal financial officer and principal accounting officer. A copy of this code has been filed as an exhibit to the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005.

BOARD LEADERSHIP STRUCTURE

Mr. Joyce has served as Chief Executive Officer and Chairman since September 2001. The Board of Directors believes that its current leadership structure, in which the positions of Chairman and Chief Executive Officer are held by Mr. Joyce, is appropriate at this time and provides the most effective leadership for Ambient in a highly competitive and rapidly changing technology industry. Our Board believes that combining the positions of Chairman and Chief Executive Officer under Mr. Joyce allows for focused leadership of our organization which benefits us in our relationships with investors, customers, suppliers, employees and other constituencies. We believe that any risks inherent in that structure are balanced by the oversight of our otherwise independent Board. Given Mr. Joyce’s past performance in the roles of Chairman of the Board and Chief Executive Officer, at this time the Board believes that combining the positions continues to be the appropriate leadership structure for our Company and does not impair our ability to continue to practice good corporate governance.

BOARD COMMITTEES

The Company has two standing committees: the audit committee (the “Audit Committee”) and the compensation/stock option committee (the “Compensation Committee”). Mr. Pierce since November 2004 and Mr. Higgins since September 2006 serve on the Audit Committee. Mr. Widland since January 2000 serves on the Compensation Committee

The Company currently does not have a nominating committee. Instead, nominations for the election of directors have been handled by the full Board of Directors, which permits all directors to participate in the process. Due to the small size of the Company and its Board of Directors, the Company believes that this is appropriate.

In identifying and evaluating candidates to be nominated for election as directors, the Board seeks individuals with relevant experience who can add to the ability of the Board to fulfill its fiduciary obligations and stated business goals. Director candidates must also have high personal and professional ethics, integrity and values. Additionally, director nominees must have sufficient time to devote to the Company’s affairs.

As a small company, the Company has generally used an informal process to identify and evaluate director candidates. The Company has encouraged both independent directors and directors that are not independent to identify nominees for the Board of Directors. The Company has not paid any third party a fee to assist in the nomination process or to identify or evaluate candidates.

While the Board of Directors does not have a formal policy with respect to diversity, the Board of Directors believes that it is essential that Board members represent diverse business backgrounds and experience and include individuals with a background in related fields and industries. In considering candidates for the Board of Directors, the Board considers the entirety of each candidate’s credentials in the context of these standards. We believe that the backgrounds and qualifications of our directors, considered as a group, should and do provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

The Company will consider candidates that are nominated by its stockholders. The name, business experience and other relevant background information of a candidate should be sent to the Chief Executive Officer who will then forward such information to the independent directors for their review and consideration. The process for determining whether to nominate a director candidate put forth by a stockholder is the same as that used for reviewing candidates submitted by directors. Other than candidates submitted by its directors and executive officers, the Company has never received a proposed candidate for nomination from any security holder that beneficially owned more than 5% of the Common Stock.

The Company has not, to date, implemented a policy or procedure by which its stockholders can communicate directly with its directors. Due to the small size of the Company and its resources, the Company believes that this is appropriate.

AUDIT COMMITTEE

The Audit Committee is responsible for selecting the Company’s independent auditors, reviewing the Company’s accounting policies, financial procedures and internal controls, the engagement of independent auditors and the general scope of the annual audit and any other services that the auditors may be asked to perform, and review with the auditors their report on the Company’s financial statements following the completion of each audit.

The Audit Committee currently consists of Mr. Pierce and Mr. Higgins. The Company believes that each of Mr. Pierce and Mr. Higgins meets the independence criteria set out in Rules 5605(a)(2) and 5605 (a)(2) of the NASDAQ Stock Market. The Board of Directors believes that Mr. Higgins qualifies as an “audit committee financial expert” as defined in the rules of the SEC. Security holders should understand that this designation is a disclosure requirement of the SEC relating to Mr. Higgins’ experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Mr. Higgins any duties, obligations or liability that is greater than is generally imposed on him as a member of the Audit Committee and Board of Directors, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

In 2009, the Audit Committee held four meetings.

The Company’s Board of Directors adopted a charter governing the duties and responsibilities of the Audit Committee in December 2002. A copy of the Audit Committee charter was attached as an exhibit to the Company’s definitive proxy statement in connection with our 2006 annual stockholders meeting that was filed on March 22, 2006.

Board’s Role in Risk Oversight

Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of material risk management. In its risk oversight role, the Board of Directors reviews significant individual matters as well as risk management processes designed and implemented by management with respect to risk generally. The Board has designated the Audit Committee as the Board committee with general risk oversight responsibility. The Audit Committee periodically discusses with management the Company’s major risk exposures and the processes management has implemented to monitor and control those exposures and broader risk categories, including risk assessment and risk management policies. Additionally, members of our senior corporate management and senior executives regularly attend Board meetings and are available to address Board inquiries on risk oversight matters. Separate and apart from the periodic risk reviews and other communications between senior executives and the Board, many actions that potentially present a higher risk profile, such as acquisitions, material changes to our capital structure, or significant investments, require review or approval of our Board or its committees as a matter of oversight and corporate governance.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

The Audit Committee acts under a written charter, which was adopted by the Board of Directors in December 2002. Pursuant to the charter, which includes standards set forth in SEC regulations and rules of the NASDAQ Stock Market, the Audit Committee oversees the:

•

auditing and integrity of the Company’s financial statements;

•

qualification and independence of the Company’s independent accountants;

•

performance of the Company’s independent accountants;

•

compliance by the Company with legal and regulatory requirements promulgated by the SEC; and

•

accounting and financial reporting process.

As part of its oversight of the auditing and integrity of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent public accountants all financial statements prior to their issuance. Management advised the Audit Committee in all cases that all financial statements were prepared in accordance with accounting principals generally accepted in the United States and reviewed any significant accounting issues with the Audit Committee. These reviews included discussions with the independent public accountants of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and also discussed with the Company’s independent public accountants matters relating to its independence, including a review of audit fees and the disclosures made to the Audit Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.

Dated: April 23, 2010

SUBMITTED BY THE AUDIT COMMITTEE:

D. HOWARD PIERCE

THOMAS MICHAEL HIGGINS

COMPENSATION COMMITTEE

The Compensation Committee is responsible for reviewing and recommending the compensation arrangements for the Company’s executive officers and key employees, and for administering the 2000 Equity Incentive Plan. Mr. Widland is the sole member of the Compensation Committee.

The Compensation Committee met four times during 2009.

The Compensation Committee sets compensation policy and administers the Company’s cash and equity incentive programs for the purpose of attracting and retaining skilled executives who will promote the Company’s business goals and build shareholder value. The Committee is also responsible for reviewing and making recommendations to the Board regarding all forms of compensation to be provided to the Company’s named executive officers, including stock compensation and bonuses. The Compensation Committee does not have a written charter.

The Compensation Committee reviews and recommends to the Board for approval compensation arrangements for our executive officers, key employees and non-employee directors. The Compensation Committee recommends all incentive compensation awards, which are then subject to board review and approval. The Chief Executive Officer recommends to the Compensation Committee the goals, objectives and compensation for all executive officers and key employees, except himself, and responds to requests for information from the Compensation Committee. Our Chief Executive Officer has no role in approving his own compensation. The Compensation Committee periodically reviews and recommends the compensation of non-executive directors. The Compensation Committee does not delegate its authority and has the sole responsibility of retaining outside counsel or other consultants for the purpose of executing its mandate. In 2008, the Compensation Committee retained counsel from Shipman & Goodwin LLP for documenting the revised employment agreements of the executive officers and certain key employees.

DIRECTOR INDEPENDENCE

The Board of Directors of the Company has concluded that each of Messrs. Pierce, Higgins and Widland is “independent” based on the listing standards of the NASDAQ Stock Market, if the Company were listed thereon (which it is not), having concluded that any relationship between such director and the Company, in its opinion, does not interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors of the Company has also concluded that the directors serving on the audit committee, namely Mr. Pierce and Mr. Higgins, are “independent” based on the more stringent independence standard of the NASDAQ Stock Market applicable to directors serving on audit committees.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF ALL OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has selected Rotenberg as the Company’s independent public accountants for the audit of the Company’s consolidated financial statements for the year ending December 31, 2010. The Board of Directors has directed that such appointment be submitted for ratification by the Stockholders at the Annual Meeting.

While stockholder ratification is not required for the appointment of Rotenberg since the Audit Committee has the responsibility for appointing the Company’s independent auditors, the appointment is being submitted for ratification with a view toward soliciting the stockholders’ opinion, which the Audit Committee will take into consideration in the future.

It is not anticipated that a representative of Rotenberg will be present at the Annual Meeting.

FEES

The following table presents fees for professional services rendered by Rotenberg, for the audit of the Company’s annual financial statements for 2008 and 2007. No other fees were billed, nor were other services rendered, by Rotenberg during 2009 and 2008.

Type of Service/Fee	Fiscal 2009	Fiscal 2008
Audit Fees (1)	$100,000	$100,000
Audit Related Fees (2)	27,537	4,697
Tax Fees	––	––
All Other Fees	––	––
Total	$127,537	$104,697

———————

(1)

Audit Fees consist of fees for professional services rendered for the audit of our consolidated financial statements included in the Annual Report on Form 10-K and the review of the interim financial statements included in the Quarterly Reports on Form 10-Q, and for the services that are normally provided in connection with regulatory filings or engagements.

(2)

Audit Related Fees consist of assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements.  In 2009, these fees were for services related to the proxy, registration statements and a comment letter received from the SEC.  In 2008, these fees were related to the proxy and an amended Form 10-KSB for 2007.

The Audit Committee reviews non-audit services rendered for each year and determines whether such services are compatible with maintaining the accountants’ independence. The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that the Company’s independent public accountants are permitted to perform for the Company under applicable federal securities regulations. As permitted by the applicable regulations, the Audit Committee’s policy utilizes a combination of specific pre-approval on a case-by-case basis of individual engagements of the independent public accountants and general pre-approval of certain categories of engagements up to predetermined dollar thresholds that are reviewed annually by the Audit Committee. Specific pre-approval is mandatory for, among other things, the annual financial statement audit engagement.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

OTHER MATTERS

At the Annual Meeting, management does not intend to present any matters other than matters referred to herein, and as of this date management does not know of any matter that will be presented for a vote thereat.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, stockholder proposals intended to be presented at the Company’s 2010 annual meeting of stockholders in accordance with Rule 14a-8 must be made in accordance with the by-laws of the Company and received by the Company, at its principal executive offices, for inclusion in the Company’s proxy statement for that meeting, no later than December 31, 2010. Appropriate stockholder proposals submitted outside of Rule 14a-8 must be received by the Company at its principal executive offices by March 16, 2011. The Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 2011 proxy statement.

SOLICITATION OF PROXIES

The Company will pay the cost of the solicitation of proxies. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and employees of the Company. The Company may also engage the services of others to solicit proxies in person or by telephone or telecopy. In addition, the Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such persons for the costs related to such services.

It is important that your shares be represented at the Annual Meeting. If you are unable to be present in person, you may vote by telephone or via the Internet. If you have received a paper copy of the proxy card by mail you may also sign, date and return the proxy card promptly in the enclosed postage-prepaid envelope.

By Order of the Board of Directors

/s/ JOHN J. JOYCE
John J. Joyce Chief Executive Officer and President

April 23, 2010

0001047919

AMBIENT CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – JUNE 11, 2010

CONTROL ID:
REQUEST ID:

The stockholder(s) on the reverse side hereby constitute and appoint each of JOHN J. JOYCE and RAMDAS RAO, with full power of substitution, attorney and proxy to represent and to vote all the shares of common stock, par value $.001 per share, of AMBIENT CORPORATION (the "Company") that they would be entitled to vote, with all powers that they would possess if personally present, at the Annual Meeting of Stockholders of the Company, to be held on June 11 2010, 9:30 a.m. at 85 Wells Avenue, First Floor Auditorium, Newton, MA 02459, and at any adjournment(s) thereof, on the matters set forth on the reverse side and such other matters as may properly come before the meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/ABTG
PHONE:	Call toll free **1-866-752-8683**

↓ Please ensure you fold then detach and retain this portion of this Proxy ↓

ANNUAL MEETING OF THE STOCKHOLDERS OF
AMBIENT CORPORATION

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1 →	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
ELECTION OF DIRECTORS	☐	☐	
01) John J. Joyce			☐
02) Michael Widland			☐
03) D. Howard Pierce			☐
04) Thomas Michael Higgins			☐
05) Shad Stastney			☐

CONTROL ID:
REQUEST ID:

Proposal 2 →	FOR	AGAINST	ABSTAIN
Proposal to ratify the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as independent auditors for the fiscal year ending December 31, 2010.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1 AND 2.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

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THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2. IF OTHER BUSINESS IS PROPERLY BROUGHT BEFORE THE MEETING, THE PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2010.

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(Print Name of Stockholder and/or Joint Tenant)

____

(Signature of Stockholder)

____

(Second Signature if held jointly)